UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

RSP PERMIAN, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 001-36264

Delaware	90-1022997
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3141 Hood Street, Suite 500

Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

(214) 252-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 25, 2017, RSP Permian, Inc. (the “Company”) held its Annual Meeting of Stockholders, at which the following items were voted upon:

(1) Election of Directors:

		Shares Voted
Name of Candidate	For	Authority Withheld	Broker Non-Votes
Steven Gray	127,651,444	11,650,800	5,423,817
Michael Grimm	115,864,969	23,347,275	5,423,817
Scott McNeill	116,021,536	23,190,708	5,423,817

(2) Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

Shares Voted
For	Against	Abstentions
144,625,645	8,490	1,926

There were no broker non-votes on this proposal.

(3) Approval, on an advisory basis, of the Company’s executive compensation.

Shares Voted
For	Against	Abstentions	Broker Non-Votes
137,942,313	1,232,981	36,950	5,423,817

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSP PERMIAN, INC.

Date: May 26, 2017	By:	/s/ James E. Mutrie
	Name:	James E. Mutrie
	Title:	General Counsel and Corporate Secretary

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